                                                              File Nos. 2-10835
                                                                        811-234
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER

                         THE SECURITIES ACT OF 1933                         [X]
                        Pre-Effective Amendment No.                         [ ]
                      Post-Effective Amendment No. 88                       [X]

                            REGISTRATION STATEMENT
                                     UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                     [X]
                              Amendment No. 36                              [X]


                               -----------------

                       SELIGMAN COMMON STOCK FUND, INC.
              (Exact name of registrant as specified in charter)

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)
                Registrant's Telephone Number: 212-850-1864 or
                            Toll Free: 800-221-2450

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

   It is proposed that this filing will become effective (check appropriate box):

       [ ]immediately upon filing pursuant to paragraph (b)

       [ ]on (date) pursuant to paragraph (b)

       [ ]60 days after filing pursuant to paragraph (a)(1)

       [X]on (May 1, 2006) pursuant to paragraph (a)(1)

       [ ]75 days after filing pursuant to paragraph (a)(2)
       [ ]on (date) pursuant to paragraph (a)(2) of rule 485.

   If appropriate, check the following box:

       [ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                     PROSPECTUS

                                                                    May 1, 2006

Seligman
Common Stock Fund, Inc.
          Seeking Total Return Through a Combination of Capital Appreciation and Current Income
The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


EQCS1 5/2006

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents


     THE FUND

           Investment Objectives.......................................  1

           Principal Investment Strategies.............................  1

           Principal Risks.............................................  2

           Portfolio Holdings..........................................  3

           Past Performance............................................  3

           Fees and Expenses...........................................  5

           Management..................................................  6

     SHAREHOLDER INFORMATION

           Deciding Which Class of Shares to Buy....................... 11

           Pricing of Fund Shares...................................... 16

           Opening Your Account........................................ 17

           How to Buy Additional Shares................................ 18

           How to Exchange Shares Among the Seligman Mutual Funds...... 19

           How to Sell Shares.......................................... 19

           Important Policies That May Affect Your Account............. 20

           Frequent Trading of Fund Shares............................. 21

           Dividends and Capital Gain Distributions.................... 22

           Taxes....................................................... 23

           The Seligman Mutual Funds................................... 24

     FINANCIAL HIGHLIGHTS.............................................. 26

     HOW TO CONTACT US................................................. 29


     FOR MORE INFORMATION...................................... back cover

The Fund

Investment Objectives

The Fund's investment objective is total return through a combination of capital appreciation and current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

Generally, the Fund invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. The Fund may also invest in fixed-income securities and cash equivalents.

The Fund seeks to produce a level of current income consistent with its primary benchmark, the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). This allows for variations over time in the level of current income produced by the Fund.


Securities are chosen using an investment strategy, consisting of: analytical security evaluation; fundamental analysis; and portfolio construction. The final portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

SECURITY EVALUATION. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

FUNDAMENTAL ANALYSIS. In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth.

PORTFOLIO CONSTRUCTION. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Fund generally sells a security if the investment manager believes its target price has been reached, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.


The Fund may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indexes but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objectives.

The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Fund usually invests, periodically experience periods of volatility. During these volatile periods the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Fund's performance would be adversely impacted.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Although the Fund seeks current income consistent with its primary benchmark, the S&P 500 Index, the Fund can only distribute its "net" current income (i.e., current income minus all applicable Fund expenses) to shareholders. Therefore, this amount may be lower than the current income produced by the S&P 500 Index.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other Classes compares to two widely-used measures of performance.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sales of Fund shares.

CLASS A ANNUAL TOTAL RETURNS

                                    [CHART]

  1996    1997    1998   1999    2000    2001     2002    2003   2004    2005
 ------  ------  ------  -----  ------  -------  ------- ------ ------   ----
 15.44%  23.58%  17.40%  3.82%  -8.67%  -13.40%  -26.10% 23.11% 11.82%



                Best quarter return:   % - quarter ended      .

               Worst quarter return:   % - quarter ended      .

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                              CLASS B      CLASS C   CLASS R
                                                                               SINCE        SINCE     SINCE
                                                            ONE  FIVE   TEN  INCEPTION    INCEPTION INCEPTION
                                                            YEAR YEARS YEARS  4/22/96      5/27/99   4/30/03
-------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------
Return before taxes                                           %     %     %       n/a        n/a       n/a
-------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                               n/a        n/a       n/a
-------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                       n/a        n/a       n/a
-------------------------------------------------------------------------------------------------------------
CLASS B                                                                 n/a        %/(1)/    n/a       n/a
-------------------------------------------------------------------------------------------------------------
CLASS C                                                                 n/a       n/a          %       n/a
-------------------------------------------------------------------------------------------------------------
CLASS D                                                                           n/a        n/a       n/a
-------------------------------------------------------------------------------------------------------------
CLASS R                                                           n/a   n/a       n/a        n/a         %
-------------------------------------------------------------------------------------------------------------
S&P 500 INDEX
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS AVERAGE                                               /(2)/
-------------------------------------------------------------------------------------------------------------

-------------
The S&P 500 Index and the Lipper Large-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Large-Cap Core Funds Average does not reflect any sales charges and taxes, and the S&P 500 Index does not reflect any fees, sales charges or taxes. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization and the Lipper Large-Cap Core Funds Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio, price to book ratio, and three-year earnings growth relative to the S&P 500 Index. Investor cannot invest directly in an average or an index.
(1)Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after the inception date.
(2)From April 25, 1996.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS B CLASS C CLASS D CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          5%      2%      1%      1%
--------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/  none       1%   none    none
--------------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      5%      1%      1%      1%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.65%       0.65%   0.65%   0.65%   0.65%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.24%       1.00%   1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %           %       %       %       %
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %           %       %       %       %
--------------------------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A         $            $             $               $
                    ---------------------------------------------------------------------
                    Class B                                                    +
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------
                    Class R
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A         $            $             $               $
                    ---------------------------------------------------------------------
                    Class B                                                    +
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------
                    Class R
                    ---------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $ billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate
value at March 31, 2006, of approximately $   billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets, 0.60% of the Fund's average daily net assets on the next $1 billion of net assets and 0.55% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2005, the management fee paid by the
Fund to Seligman was equal to an annual rate of   % of the Fund's average daily
net assets.


PORTFOLIO MANAGEMENT

The Fund is managed by Seligman's Core Investment Team, headed by John B. Cunningham. Mr. Cunningham is Vice President and Portfolio Manager of the Fund as well as Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. and Vice President and Portfolio Manager of Tri-Continental Corporation, a closed-end investment company. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio and Co-Portfolio Manager of its Seligman Income and Growth Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Michael F. McGarry, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Fund. He is also Vice President and Co-Portfolio Manager of Tri-Continental Corporation and Vice President of Seligman Portfolios Inc. and Co-Portfolio Manager of its Seligman Common Stock Portfolio. Mr. McGarry joined Seligman in August 1990 as an Institutional Portfolio Administrator. Mr. McGarry has been a member of the team managing the Fund since October 2001.

Mr. Cunningham and Mr. McGarry each have decision-making authority with respect to the Fund's investments, although, as team leader of the Core Investment Team, Mr. Cunningham typically makes the final decisions with respect to the investments made by the Fund.

The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.


AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.



   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.




Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in the Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC (i.e., a deferred sales charge) for a shorter period of time and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

VOLUME DISCOUNTS AND RIGHTS OF ACCUMULATION. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.

Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

LETTER OF INTENT. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.

For more information regarding Breakpoint Discounts, please consult the Fund's Statement of Additional Information. This information can also be found at www.seligman.com/(1)/ via a hyperlink that is designed to facilitate access to the information.

-------------
/(1)/The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com/(1)/ via a hyperlink that is designed to facilitate access to the information.

CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

                   YEARS SINCE PURCHASE                  CDSC
                   ------------------------------------------
                   Less than 1 year                       5%
                   ------------------------------------------
                   1 year or more but less than 2 years   4
                   ------------------------------------------
                   2 years or more but less than 3 years  3
                   ------------------------------------------
                   3 years or more but less than 4 years  3
                   ------------------------------------------
                   4 years or more but less than 5 years  2
                   ------------------------------------------
                   5 years or more but less than 6 years  1
                   ------------------------------------------
                   6 years or more                        0
                   ------------------------------------------


..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

-------------
/(1)/The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT   OFFERING PRICE(1)     NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discounts and Rights of Accumulation" and "Letter of Intent." Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.

CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

CLASS R*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

..  Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Funds' Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

The CSDC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Fund's Statement of Additional Information or www.seligman.com./(1)/

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock

-------------
/(1)/ The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and--"Class R."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

  YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.


How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

  MEDALLION SIGNATURE GUARANTEE:

  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

.. Close your account if it does not have a certified taxpayer identification number; and

.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record or if you have current ACH bank information on file you may have your redemption proceeds directly deposited to your bank account);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address; and

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone; and

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman

Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate may client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Series
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity real estate securities as well as domestic securities supplemented by a larger allocation of fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund's Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


CLASS A
---------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------
                                                          2005   2004      2003     2002     2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $10.42    $ 8.49   $11.55   $13.41
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.07      0.03     0.05     0.06
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           1.16      1.93   (3.06)   (1.86)
---------------------------------------------------------------------------------------------------
Total from investment operations                                   1.23      1.96   (3.01)   (1.80)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
  Dividends from net investment income                           (0.07)    (0.03)   (0.05)   (0.06)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                       --        --       --       --
---------------------------------------------------------------------------------------------------
Total distributions                                              (0.07)    (0.03)   (0.05)   (0.06)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $11.58    $10.42   $ 8.49   $11.55
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     11.82%#   23.11% (26.10)% (13.40)%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                         $264,142  $271,692 $255,027 $409,769
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.28%     1.31%    1.31%    1.18%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets              0.66%     0.38%    0.48%    0.54%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          43.50%   140.33%  174.50%  105.62%
---------------------------------------------------------------------------------------------------

-------------

See footnotes on page 28.

CLASS B
-------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                          2005   2004    2003     2002     2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $10.25   $ 8.39   $11.44   $13.30
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.01)   (0.03)   (0.03)   (0.03)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          1.13     1.89   (3.02)   (1.83)
-------------------------------------------------------------------------------------------------
Total from investment operations                                  1.12     1.86   (3.05)   (1.86)
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                      --       --       --       --
-------------------------------------------------------------------------------------------------
Total distributions                                                 --       --       --       --
-------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $11.37   $10.25   $ 8.39   $11.44
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    10.93%#  22.17% (26.66)% (13.98)%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                         $13,581  $16,312  $15,456  $25,513
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          2.04%    2.07%    2.06%    1.93%
-------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets             (0.10)%  (0.38)%  (0.27)%  (0.21)%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         43.50%  140.33%  174.50%  105.62%
-------------------------------------------------------------------------------------------------



CLASS C
-------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                          2005   2004    2003     2002     2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $10.26   $ 8.39   $11.45   $13.32
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                           (0.01)   (0.03)   (0.03)   (0.03)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          1.13     1.90   (3.03)   (1.84)
-------------------------------------------------------------------------------------------------
Total from investment operations                                  1.12     1.87   (3.06)   (1.87)
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                      --       --       --       --
-------------------------------------------------------------------------------------------------
Total distributions                                                 --       --       --       --
-------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $11.38   $10.26   $ 8.39   $11.45
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    10.92%#  22.29% (26.73)% (14.04)%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                          $5,227   $6,671   $6,179  $10,592
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          2.04%    2.07%    2.06%    1.93%
-------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets             (0.10)%  (0.38)%  (0.27)%  (0.21)%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         43.50%  140.33%  174.50%  105.62%
-------------------------------------------------------------------------------------------------

-------------

See footnotes on page 28.

CLASS D                                                                                          CLASS R
-----------------------------------------------------------------------------------    -----------------------
                                                                                        YEAR ENDED
                                                   YEAR ENDED DECEMBER 31,         -   DECEMBER 31,  4/30/03**
                                           ----------------------------------------    -------------    TO
                                           2005   2004    2003     2002     2001       2005  2004    12/31/03
-----------------------------------------------------------------------------------    -------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------    -----------------------
Net asset value, beginning of period             $10.25    $8.39   $11.45   $13.32          $10.42     $8.66
-----------------------------------------------------------------------------------    -----------------------
Income (loss) from investment operations:
  Net investment income (loss)                   (0.01)   (0.03)   (0.03)   (0.03)            0.04      0.01
-----------------------------------------------------------------------------------    -----------------------
  Net realized and unrealized gain (loss)
   on investments                                  1.13     1.89   (3.03)   (1.84)            1.17      1.77
-----------------------------------------------------------------------------------    -----------------------
Total from investment operations                   1.12     1.86   (3.06)   (1.87)            1.21      1.78
-----------------------------------------------------------------------------------    -----------------------
Less distributions:
-----------------------------------------------------------------------------------    -----------------------
  Dividends from net investment income               --       --       --       --          (0.05)    (0.02)
-----------------------------------------------------------------------------------    -----------------------
  Distributions from net realized
   capital gain                                      --       --       --       --              --        --
-----------------------------------------------------------------------------------    -----------------------
Total distributions                                  --       --       --       --          (0.05)    (0.02)
-----------------------------------------------------------------------------------    -----------------------
Net asset value, end of period                   $11.37   $10.25    $8.39   $11.45          $11.58    $10.42
-----------------------------------------------------------------------------------    -----------------------
TOTAL RETURN                                     10.93%#  22.17% (26.73)% (14.04)%          11.57%#   20.50%
-----------------------------------------------------------------------------------    -----------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------    -----------------------
Net assets, end of period
 (000s omitted)                                 $16,370  $17,800  $18,302  $32,230            $321        $2
-----------------------------------------------------------------------------------    -----------------------
Ratio of expenses to average net assets           2.04%    2.07%    2.06%    1.93%           1.54%     1.58%+
-----------------------------------------------------------------------------------    -----------------------
Ratio of net investment income (loss) to
 average net assets                             (0.10)%  (0.38)%  (0.27)%  (0.21)%           0.40%     0.09%+
-----------------------------------------------------------------------------------    -----------------------
Portfolio turnover rate                          43.50%  140.33%  174.50%  105.62%          43.50%   140.33%o
-----------------------------------------------------------------------------------    -----------------------

-------------
 *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.
 +Annualized.
 oFor the year ended December 31, 2003.
 #Excluding the effect of the payments received from Seligman that are discussed above under the caption "Frequently Asked Questions About Regulatory Matters", total return would have been as follows: Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; and Class R 11.54%.

How to Contact Us


THE FUND...................... Write: Corporate Communications/
                                      Investor Relations Department
                                      J. & W. Seligman & Co. Incorporated
                                      100 Park Avenue, New York, NY 10017

                               Phone: Toll-Free (800) 221-7844 in the US or
                                      (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT)  Write: Shareholder Services Department
  ACCOUNT.....................        Seligman Data Corp.
                                      100 Park Avenue, New York, NY 10017

                               Phone: Toll-Free (800) 221-2450 in the US or
                                      (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT....... Write: Retirement Plan Services
                                      Seligman Data Corp.
                                      100 Park Avenue, New York, NY 10017

                               Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. &. W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi- Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number:  811-234

[LOGO]

                                                                     PROSPECTUS

                                                                    May 1, 2006

                                                                 Class I Shares
Seligman
Common Stock Fund, Inc.
          Seeking Total Return Through a Combination of
          Capital Appreciation and Current Income

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


EQCS1 5/2006 CI


                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     THE FUND

           Investment Objectives.......................................  1

           Principal Investment Strategies.............................  1

           Principal Risks.............................................  2

           Portfolio Holdings..........................................  3

           Past Performance............................................  3

           Fees and Expenses...........................................  4

           Management..................................................  5

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares...................................... 10

           How to Buy Fund Shares...................................... 10

           How to Exchange Shares Among the Seligman Mutual Funds...... 11

           How to Sell Shares.......................................... 11

           Important Policies That May Affect Your Account............. 11

           Frequent Trading of Fund Shares............................. 11

           Dividends and Capital Gain Distributions.................... 12

           Taxes....................................................... 13

           The Seligman Mutual Funds................................... 14

     Financial Highlights.............................................. 16

     How to Contact Us................................................. 17


      For More Information..................................... back cover

The Fund

Investment Objective

The Fund's investment objective is total return through a combination of capital appreciation and current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

Generally, the Fund invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. The Fund may also invest in fixed-income securities and cash equivalents.

The Fund seeks to produce a level of current income consistent with its primary benchmark, the Standard & Poor's 500 Composite Index ("S&P 500 Index"). This allows for variations over time in the level of current income produced by the Fund.


Securities are chosen using an investment strategy, consisting of: analytical security evaluation; fundamental analysis; and portfolio construction. The final portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Fundamental Analysis. In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth.

Portfolio Construction. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Fund generally sells a security if the investment manager believes its target price has been reached, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.


The Fund may purchase American Depository Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indexes but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objectives.

The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sectors in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Fund usually invests, periodically experience periods of volatility. During these volatile periods the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Fund's performance would be adversely impacted.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Although the Fund seeks current income consistent with its primary benchmark, the S&P 500 Index, the Fund can only distribute its "net" current income (i.e., current income minus all applicable Fund expenses) to shareholders. Therefore, this amount may be lower than the current income produced by the S&P 500 Index.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of the Class I shares has varied from year to year as well as how the performance of Class I shares compares with two widely-used measures of performance. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges. From the Fund's inception until Dcember 31, 2002 the investment manager at its discretion, reimbursed certain expenses of Class I shares. Absent such reimbursement, returns would have been lower.

CLASS I ANNUAL TOTAL RETURN

                                    [CHART]

 2002      2003     2004      2005
-------   ------   ------    ------
-25.82%   23.72%   12.23%



             Best quarter return:     % - quarter ended         .

             Worst quarter return:     % - quarter ended         .

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                        SINCE
                                                               ONE    INCEPTION
                                                               YEAR   11/30/01
 ------------------------------------------------------------------------------
 CLASS I                                                            %        %
 ------------------------------------------------------------------------------
 S&P 500 INDEX
 ------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS AVERAGE
 ------------------------------------------------------------------------------

-------------
The S&P 500 Index and the Lipper Large-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Large-Cap Core Funds Average does not reflect any sales charges and taxes, and the S&P 500 Index does not reflect any fees, taxes or sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization, and the Lipper Large-Cap Core Funds Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio, price to book ratio, and three-year earnings growth relative to the S&P 500 Index. Investor cannot invest directly in an average or an index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                     none
----------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions      none
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------
Management Fees                                                              0.65%
----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                     none
----------------------------------------------------------------------------------
Other Expenses                                                                   %
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                             %
----------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------
Class I                          $       $       $       $
--------------------------------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $ billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate
value at March 31, 2006, of approximately $   billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets, 0.60% of the Fund's average daily net assets on the next $1 billion of net assets and 0.55% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2005, the management fee paid by the
Fund to Seligman was equal to an annual rate of   % of the Fund's average daily
net assets.


PORTFOLIO MANAGEMENT

The Fund is managed by Seligman's Core Investment Team, headed by John B. Cunningham. Mr. Cunningham is Vice President and Portfolio Manager of the Fund as well as Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. and Vice President and Portfolio Manager of Tri-Continental Corporation, a closed-end investment company. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio and Co-Portfolio Manager of its Seligman Income and Growth Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Michael F. McGarry, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Fund. He is also Vice President and Co-Portfolio Manager of Tri-Continental Corporation and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Common Stock Portfolio. Mr. McGarry joined Seligman in August 1990 as an Institutional Portfolio Administrator. Mr. McGarry has been a member of the team managing the Fund since October 2001.

Mr. Cunningham and Mr. McGarry each have decision-making authority with respect to the Fund's investments, although, as team leader of the Core Investment Team, Mr. Cunningham typically makes the final decisions with respect to the investments made by the Fund.

The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.


AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."


Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.



   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

The Fund offers six classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the mean-ing of Section 529 of the Internal Revenue Code) approved by Seligman Advisors,
(ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, and (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or tax-exempt institution that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund. Each eligible investor will be required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

.. Close your account if it does not have a certified taxpayer identification number;

.. Request additional information or close you account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") de-termine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate may client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------


SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Series
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

 California                Louisiana                 New Jersey
 . High-Yield              Maryland                  New York
 . Quality                 Massachusetts             North Carolina
 Colorado                  Michigan                  Ohio
 Florida                   Minnesota                 Oregon
 Georgia                   Missouri                  Pennsylvania
                                                     South Carolina

* A small portion of income may be subject to state and local taxes.

-------------
+ Offers Class I shares.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high- quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Financial Highlights

The table below is intended to help you understand the financial performance of the Fund's Class I shares for the periods presented. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges or taxes and is not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, included in the Fund's Annual Report, which is available upon request.


CLASS I
--------------------------------------------------------------------------------------------------------
                                                                                             11/30/01**
                                                               YEAR ENDED DECEMBER 31,          TO
                                                          ---------------------------------  12/31/01
                                                            2005    2004    2003     2002   -----------
--------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.44    $8.49   $11.55    $11.55
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                              0.11     0.07     0.10        --***
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments             1.17     1.94   (3.07)      0.02
--------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.28     2.01   (2.97)      0.02
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                             (0.11)   (0.06)   (0.09)    (0.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                                (0.11)   (0.06)   (0.09)    (0.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.61   $10.44    $8.49    $11.55
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       12.23%#  23.72% (25.82)%     0.17%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                           $4,005   $3,265   $2,539       $21
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             0.90%    0.98%    0.92%     0.78%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                1.04%    0.71%    0.87%     0.83%+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            43.50%  140.33%  174.50%   105.62%++
--------------------------------------------------------------------------------------------------------
Without management fee waiver:o
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                               0.96%     1.37%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                  0.83%     0.24%+
--------------------------------------------------------------------------------------------------------

-------------
  *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.
***Less than + or - $0.01.
  oSeligman, at its discretion, reimbursed certain expenses of Class I shares for certain periods presented.
  +Annualized.
 ++For the year ended December 31, 2001.
  #Excluding the effect of the payment received from Seligman that are discussed above under the caption "Frequently Asked Questions About Regulatory Matters", total return would have been 12.20%.

How to Contact Us


THE FUND................................ Write: Corporate Communications/
                                                Investor Relations Department
                                                J. & W. Seligman & Co. Incorporated
                                                100 Park Avenue, New York, NY 10017

                                         Phone: Toll-Free (800) 221-7844 in the US or
                                                (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT... Write: Shareholder Services Department
                                                Seligman Data Corp.
                                                100 Park Avenue, New York, NY 10017

                                         Phone: Toll-Free (800) 221-2450 in the US or
                                                (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT................. Write: Retirement Plan Services
                                                Seligman Data Corp.
                                                100 Park Avenue, New York, NY 10017

                                         Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number:  811-234

                       SELIGMAN COMMON STOCK FUND, INC.

                      Statement of Additional Information

                                  May 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Common Stock Fund, Inc. (the "Fund"), dated May 2, 2006, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated May 2, 2006, offering Class I shares (together, "the Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Reports, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Reports will be furnished to you without charge if you request a copy of this SAI.

                               Table of Contents

           Fund History.........................................  2
           Description of the Fund and its Investments and Risks  2
           Management of the Fund...............................  9
           Control Persons and Principal Holders of Securities.. 15
           Investment Advisory and Other Services............... 16
           Portfolio Managers................................... 23
           Brokerage Allocation and Other Practices............. 25
           Capital Stock and Other Securities................... 26
           Purchase, Redemption, and Pricing of Shares.......... 26
           Taxation of the Fund................................. 32
           Underwriters......................................... 34
           Calculation of Performance Data...................... 36
           Financial Statements................................. 37
           General Information.................................. 38


EQCS1A

                                 Fund History

The Fund was incorporated under the laws of the state of Maryland in 1930.

             Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the investment manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the investment manager may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although the Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purchases. Under the Investment Company Act of 1940 as amended (the "1940 Act"), the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities, other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which the Fund may not borrow more than 15% of the value of its assets. Borrowings may be secured by a mortgage or pledge of the Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Short Sales. The Fund may not sell "short" or maintain a "short position".

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek Board approval to invest in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.


Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager's request that the Fund be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.


An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-country markets are generally less liquid than exchanges, the Fund may not be able to sell when the investment manager deems it advantageous to do so. The investment manager will attempt to mitigate these risks by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

..   Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

..   Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

..   Issue senior securities or borrow money, except as permitted by the 1940
    Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

..   Make loans, except as permitted by the 1940 Act or any rule thereunder, any
    SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

..   Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

..   Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

..   Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

..   Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

..   Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities; or

..   Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Fund will provide shareholders with at least 60 days prior notice of any change in the Fund's "80%" investment policy as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type:
"Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 2005 and 2004 were ____% and 43.50%, respectively.

Disclosure of Portfolio Holdings

The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com/(1)/). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Directors, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT and the Investor Responsibility Research Center ("IRRC") in connection with proxy voting services provided by IRRC. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.

--------
(1)The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Statement of Additional Information or the Fund's Prospectus.

                            Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                           Number of
                           Term of                                                       Portfolios in
                          Office and                                                         Fund
                          Length of     Principal Occupation(s) During Past 5 Years,        Complex
Name, (Age), Position(s)     Time                       Directorships                     Overseen by
With Fund                  Served*                  and Other Information                  Director
------------------------ ------------ -------------------------------------------------- -------------
                                        INDEPENDENT DIRECTORS

John R. Galvin (75)      1995 to Date Dean Emeritus, Fletcher School of Law and               61
Director                              Diplomacy at Tufts University; Director or
                                      Trustee of each of the investment companies of
                                      the Seligman Group of Funds**; Chairman Emeritus,
                                      American Council on Germany. Formerly, Director,
                                      Raytheon Co., defense and commercial electronics;
                                      and Governor of the Center for Creative
                                      Leadership. From February 1995 until June 1997,
                                      he was, Director of USLIFE Corporation, life
                                      insurance. From June 1987 to June 1992, he was
                                      the Supreme Allied Commander, NATO and the
                                      Commander-in-Chief, United States European
                                      Command.

Alice S. Ilchman (70)    1991 to Date President Emerita, Sarah Lawrence College;              61
Director                              Director or Trustee of each of the investment
                                      companies of the Seligman Group of Funds**;
                                      Director, Jeannette K. Watson Summer Fellowship,
                                      summer internships for college students; Trustee,
                                      the Committee for Economic Development; Governor,
                                      Court of Governors, London School of Economics;
                                      and Director, Public Broadcasting Service (PBS).
                                      Formerly, Trustee, Save the Children, non-profit
                                      child-assistance organization; Chairman, The
                                      Rockefeller Foundation, charitable foundation;
                                      and Director (from September 1987 until September
                                      1997), New York Telephone Company.

Frank A. McPherson (72)  1995 to Date Retired Chairman of the Board and Chief Executive       61
Director                              Officer of Kerr-McGee Corporation, diversified
                                      energy and chemical company; Director or Trustee
                                      of each of the investment companies of the
                                      Seligman Group of Funds**; Director,
                                      ConocoPhillips, integrated international oil
                                      corporation, Integris Health, owner of various
                                      hospitals, Oklahoma Chapter of the Nature
                                      Conservancy, Oklahoma Medical Research
                                      Foundation, Boys and Girls Clubs of Oklahoma,
                                      Oklahoma City Public Schools Foundation and
                                      Oklahoma Foundation for Excellence in Education.
                                      Formerly, Director, BOK Financial, bank holding
                                      company, Kimberly-Clark Corporation, consumer
                                      products and Director (from 1990 until 1994), the
                                      Federal Reserve System's Kansas City Reserve Bank.

                                                                                                     Number of
                                     Term of                                                       Portfolios in
                                    Office and                                                         Fund
                                    Length of     Principal Occupation(s) During Past 5 Years,        Complex
Name, (Age), Position(s)               Time                       Directorships                     Overseen by
With Fund                            Served*                  and Other Information                  Director
------------------------           ------------ -------------------------------------------------  -------------
                                             INDEPENDENT DIRECTORS

Betsy S. Michel (62)               1984 to Date Attorney; Director or Trustee of each of the            61
Director                                        investment companies of the Seligman Group of
                                                Funds**; Trustee, The Geraldine R. Dodge
                                                Foundation, charitable foundation, and Trustee,
                                                World Learning, Inc., international educational
                                                training. Formerly, Chairman of the Board of
                                                Trustees of St. George's School (Newport, RI).

Leroy C. Richie (63)               2000 to Date Chairman and Chief Executive Officer, Q Standards       60
Director                                        Worldwide, Inc., library of technical standards;
                                                Director or Trustee of each of the investment
                                                companies of the Seligman Group of Funds** (with
                                                the exception of Seligman Cash Management Fund,
                                                Inc.); Director, Kerr-McGee Corporation,
                                                diversified energy and chemical company, and
                                                Infinity, Inc., oil and gas services and
                                                exploration; Director and Chairman, Highland Park
                                                Michigan Economic Development Corp. Formerly,
                                                Trustee, New York University Law Center
                                                Foundation; Vice Chairman, Detroit Medical Center
                                                and Detroit Economic Growth Corp.; and Chairman
                                                and Chief Executive Officer, Capital Coating
                                                Technologies, Inc., applied coating technologies;
                                                and Vice President and General Counsel, (from
                                                1990 until 1997), Automotive Legal Affairs,
                                                Chrysler Corporation.

Robert L. Shafer (72)              1980 to Date Ambassador and Permanent Observer of the                61
Director                                        Sovereign and Military Order of Malta to the
                                                United Nations and Director or Trustee of each of
                                                the investment companies of the Seligman Group of
                                                Funds**. Formerly, Director, (from May 1987 until
                                                June 1997); USLIFE Corporation, life insurance
                                                and Vice President (from December 1973 until
                                                January 1996), Pfizer Inc., pharmaceuticals..

James N. Whitson (70)              1993 to Date Retired Executive Vice President and Chief              61
Director                                        Operating Officer, Sammons Enterprises, Inc., a
                                                diversified holding company; Director or Trustee
                                                of each of the investment companies of the
                                                Seligman Group of Funds**; and Director,
                                                CommScope, Inc., manufacturer of coaxial cable.
                                                Formerly, Director and Consultant, Sammons
                                                Enterprises, Inc. and a Director of C-SPAN, cable
                                                television networks.

                           INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (67)          1988 to Date Chairman, J. & W. Seligman & Co. Incorporated,          61
Director and Chairman of the Board              Chairman of the Board and Director or Trustee of
                                                each of the investment companies of the Seligman
                                                Group of Funds**; Chairman, Seligman Advisors,
                                                Inc. and Seligman Services, Inc.; Director, Carbo
                                                Ceramics Inc., manufacturer of ceramic proppants
                                                for oil and gas industry; Director, Seligman Data
                                                Corp.; and President and Chief Executive Officer
                                                of The Metropolitan Opera Association. Formerly,
                                                Director, Kerr-McGee Corporation, a diversified
                                                energy and chemical company and Chief Executive
                                                Officer of each of the investment companies of
                                                the Seligman Group of Funds

                                                                                                          Number
                                                                                                            of
                                                                                                        Portfolios
                                             Term of                                                     in Fund
                                            Office and                                                   Complex
                                            Length of                                                    Overseen
Name, (Age), Position(s)                       Time        Principal Occupation(s) During Past 5 Years,     by
With Fund                                    Served*           Directorships and Other Information       Director
------------------------                 ----------------- -------------------------------------------- ----------

                                   INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Brian T. Zino*** (52)                      CEO: 2002 to      Director and President, J. & W.               61
Director, Chief Executive Officer and           Date         Seligman & Co. Incorporated; Chief
President                                    Dir.: 1993      Executive Officer, President and
                                               to Date       Director or Trustee of each of the
                                           Pres.: 1995 to    investment companies of the Seligman
                                                Date         Group of Funds**; Director, Seligman
                                                             Advisors, Inc. and Seligman Services,
                                                             Inc.; Chairman, Seligman Data Corp.;
                                                             Member of the Board of Governors of
                                                             the Investment Company Institute; and
                                                             Director (formerly Vice Chairman),
                                                             ICI Mutual Insurance Company.

John B. Cunningham (40)                    2003 to Date      In addition to his duties with the Fund,      N/A
Vice President and Portfolio Manager                         he is Managing Director and Chief
                                                             Investment Officer, J. &W. Seligman
                                                             & Co. Incorporated; Vice President
                                                             and Portfolio Manager of Tri-
                                                             Continental Corporation, a closed-end
                                                             investment company; Vice President
                                                             and Co-Portfolio Manager of
                                                             Seligman Income and Growth Fund,
                                                             Inc.; Vice President of Seligman
                                                             Portfolio, Inc. and Portfolio Manager
                                                             of its Common Stock Portfolio and
                                                             Co-Portfolio Manager of its Income
                                                             and Growth Portfolio. Formerly,
                                                             Managing Director and Senior
                                                             Portfolio Manager of Salomon
                                                             Brothers Asset Management
                                                             ("SBAM") and Group Head, SBAM
                                                             and Equity Team. Prior to 2001, he
                                                             was a Director and Portfolio Manager
                                                             of SBAM.

Michael F. McGarry (41)                    2004 to Date      In addition to his duties with the Fund,      N/A
Vice President and Co-Portfolio Manager                      he is Managing Director, J. & W.
                                                             Seligman & Co. Incorporated; Vice
                                                             President and Co-Portfolio Manager of
                                                             Tri-Continental Corporation, a closed-
                                                             end investment company and Co-
                                                             portfolio Manager of Seligman
                                                             Common Stock Portfolio, a portfolio
                                                             of Seligman Portfolios, Inc. He joined
                                                             Seligman in August 1990 as an
                                                             Institutional Portfolio Administrator
                                                             and has been a member of the Core
                                                             Investment Team managing the Funds
                                                             since October 2001.

Eleanor T.M. Hoagland (54)                 July 2004 to      Managing Director, J. & W. Seligman           N/A
Vice President and Chief Compliance             Date         & Co. Incorporated; Vice President
Officer                                                      and Chief Compliance Officer for
                                                             each of the investment companies of
                                                             the Seligman Group of Funds**.
                                                             Formerly, Managing Director, Partner
                                                             and Chief Portfolio Strategist, AMT
                                                             Capital Management from 1994 to
                                                             2000.

Thomas G. Rose (46)                        2000 to Date      Chief Financial Officer, Senior Vice          N/A
Vice President                                               President, Finance, and Treasurer,
                                                             J. & W. Seligman & Co. Incorporated;
                                                             Senior Vice President, Finance,
                                                             Seligman Advisors, Inc. and Seligman
                                                             Data Corp.; Vice President of each of
                                                             the investment companies of the
                                                             Seligman Group of Funds** and of
                                                             Seligman Services, Inc. and Seligman
                                                             International, Inc. Formerly, Treasurer
                                                             of each of the investment companies
                                                             of the Seligman Group of Funds and
                                                             of Seligman Data Corp.

Lawrence P. Vogel (48)                      V.P.: 1992       Senior Vice President and Treasurer,          N/A
Vice President and Treasurer                  to Date        Investment Companies, J. & W.
                                           Treas.: 2000 to   Seligman & Co. Incorporated; Vice
                                                Date         President and Treasurer of each of the
                                                             investment companies of the Seligman
                                                             Group of Funds** and Treasurer,
                                                             Seligman Data Corp. Formerly, Senior
                                                             Vice President, Finance, J. & W.
                                                             Seligman & Co. Incorporated,
                                                             Seligman Advisors, Inc., Seligman
                                                             International, Inc. and Seligman Data
                                                             Corp.; Vice President, Seligman
                                                             Services, Inc.; and Treasurer,
                                                             Seligman International, Inc.

Frank J. Nasta (40)                        1994 to Date      Managing Director, General Counsel,           N/A
Secretary                                                    Corporate Secretary and Director, J. &
                                                             W. Seligman & Co. Incorporated;
                                                             Secretary, of each of the investment
                                                             companies of the Seligman Group of
                                                             Funds**; and Corporate Secretary,
                                                             Seligman Advisors, Inc., Seligman
                                                             Services, Inc., Seligman International,
                                                             Inc. and Seligman Data Corp.

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
***Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
   Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met ______ times during the year ended December 31, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met ______ during the year ended December 31, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Fund. The Committee met ______ during the year ended
December 31, 2005. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                                                     Aggregate Dollar Range of Shares
                   Dollar Range of Fund Shares Owned Owned by Director in the Seligman
Name                          By Director                     Group of Funds
----               --------------------------------- ---------------------------------

                                INDEPENDENT DIRECTORS
John R. Galvin
Alice S. Ilchman
Frank A. McPherson
Betsy S. Michel
Leroy C. Richie
Robert L. Shafer
James N. Whitson

                                 INTERESTED DIRECTORS

William C. Morris
Brian T. Zino

Compensation


                                               Pension or      Total Compensation
                               Aggregate   Retirement Benefits    from Fund and
                             Compensation  Accrued as Part of   Fund Complex Paid
Name and Position with Fund  from Fund (1)    Fund Expenses    to Directors (1)(2)
---------------------------  ------------- ------------------- -------------------
John R. Galvin, Director                           N/A
Alice S. Ilchman, Director                         N/A
Frank A. McPherson, Director                       N/A
Betsy S. Michel, Director                          N/A
Leroy C. Richie, Director                          N/A
Robert L. Shafer, Director                         N/A
James N. Whitson, Director                         N/A

--------

(1)For the Fund's year ended December 31, 2005.
(2)As of December 31, 2005, the Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Fund to Directors or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. As of December 31, 2004, Messrs. Merow and Whitson no longer defer current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund, in the amount of $16,134 and $28,245, respectively.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan. Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless an exemption has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker/dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders.

The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders. As a result, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee has been established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including: Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on the proposals to be acted upon at shareholder meetings and to assist in the tracking, voting and recordkeeping of proxies. This service does not offer voting recommendations.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

   1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

   2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

   3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

   4. Seligman votes for stock option plans to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

   5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

   6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

   7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

   8. Seligman will vote for proposals to effect stock splits.

   9. Seligman will vote for proposals authorizing share repurchase programs.

   10. Seligman will vote against authorization to transact unidentified business at the meeting.

   11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

   12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

   13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

   14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons


As of February 22, 2006, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of February 22, 2006, 12.69% of the Fund's Class B shares of capital stock then outstanding, 15.21% of the Fund's Class D shares of capital stock then outstanding and 97.30% of the Fund's Class R shares of capital stock then outstanding were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246; 11.32% of the Fund's Class C shares of capital stock then outstanding was registered in the name of Citigroup Global House Account, 333 West 34/th/ Street, New York, NY 10002 and, 37.39% and 10.34% of the Fund's Class I shares of capital stock then outstanding were registered in the names of Patterson & Co for the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017 and Patterson & Co for the Seligman Data Corp 401K/Thrift Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017, respectively. In addition, 52.24% of the Fund's Class I shares of capital stock then outstanding were registered in the name of State Street Bank & Trust FBO Parental Savings Trust Fund, College Horizon 2, 105 Rosemont Avenue, Westwood, MA 02090-2318. As of the same date, there were no principal holders who owned 5% or more of Class A shares of the then outstanding shares of capital stock of the Fund.


Management Ownership


As of February 22, 2006, Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund did not own any shares of the Fund's Class B shares, Class C shares or Class D shares or Class R shares of the Fund.

As of February 22, 2006, Directors and officers of the Fund as a group owned 2.61% of the Fund's Class I shares of the then outstanding shares of capital stock of the Fund.


                    Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.65% per annum of the Fund's average daily net assets on the first $1 billion of net assets, 0.60% per annum of the Fund's average daily net assets on the next $1 billion of net assets and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2005, the Fund paid Seligman $______, equal to __% per annum of its average daily net assets. For the year ended December 31, 2004, the Fund paid Seligman $1,965,769, equal to 0.65% per annum of its average daily net assets. For the year ended December 31, 2003, the Fund paid Seligman $1,931,270, equal to 0.65% per annum of its average daily net assets.


The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to Seligman by the Fund were approved by the Fund's Board of Directors on September 21, 1995 and by the shareholders at a special meeting on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991 and January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                            Regular Dealer
                            Sales Charge     Sales Charge    Reallowance
                              as a % of      as a % of Net    as a % of
      Amount of Purchase  Offering Price(1) Amount Invested Offering Price
      ------------------  ----------------- --------------- --------------
      Less than $50,000         4.75%            4.99%           4.25%
      $50,000 - $99,999         4.00             4.17            3.50
      $100,000 - $249,999       3.50             3.63            3.00
      $250,000 - $499,999       2.50             2.56            2.25
      $500,000 - $999,999       2.00             2.04            1.75
      $1,000,000 and over         0                0               0

--------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                 Regular Dealer
                                 Sales Charge     Sales Charge    Reallowance
                                   as a % of      as a % of Net    as a % of
Amount of Purchase             Offering Price(1) Amount Invested Offering Price
------------------             ----------------- --------------- --------------
Less than $100,000                   1.00%            1.01%           1.00%
$100,000 - $249,999                  0.50             0.50            0.50
$250,000 - $999,999                    0                0               0

--------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).


Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received commissions in the amounts of $______, $4,139 and $2,094, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D shares and Class R shares. (There is no administration, shareholder services and distribution fee in respect of either Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2005 was $______, equivalent to 0.24% per annum of the Class A shares' average daily net assets.

Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2005 was $______, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption, and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries). and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2005 was $______, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $______ of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to __% of the net assets of Class C shares at December 31, 2005. If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2005 was $______, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $______ of unreimbursed expenses in respect of the Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to ____% of the net assets of Class D shares at December 31, 2005.


If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.


The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the year ended December 31, 2005 was $______, equivalent to ____% per annum of the Class R shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $______ of expenses in respect of the Fund's Class R shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to ____% of the net assets of Class R shares at December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.


Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 2005, were spent on the following activities in the following amounts:



                                       Class A Class B* Class C Class D Class R
                                       ------- -------- ------- ------- -------
Compensation to underwriters
Compensation to broker/dealers
Other*

--------
* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $______, $131,125 and $116,055, respectively.


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Fund are also officers and directors of SDC.

                              Portfolio Managers


The following tables set forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.


Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.


Portfolio Manager  Registered Investment Companies Other Pooled Investment Vehicles        Other Accounts
-----------------  ------------------------------- -------------------------------- -----------------------------
John B. Cunningham  ______ Registered Investment    ______ Pooled Investment        ______ Other Accounts with
                    Companies with                  Vehicles with $______ in total  approximately $
                    approximately $______ billion   assets under management.        million in total assets under
                    in total assets under                                           management.
                    management.

Michael F. McGarry  ______ Registered Investment    ______ Pooled Investment        ______ Other Accounts with
                    Companies with                  Vehicles with $______ in total  approximately $______ in
                    approximately $__ billion in    assets under management.        total assets under
                    total assets under                                              management.
                    management.


Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation:


For the year ended December 31, 2005, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of the Manager, Mr. Cunningham received a base salary and minimum bonus, and was entitled to (i) a performance bonus based on the weighted average pre-tax investment performance of the Fund and two other investment companies for which Mr. Cunningham serves as Portfolio Manager as compared to the funds constituting the Lipper Large-Cap Core Index (or an otherwise agreed upon appropriate group of funds) for 2005 and (ii) a potential discretionary bonus.

Mr. McGarry received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team; and the portfolio manager's support of marketing efforts.


The structure of a portfolio manager's compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.


Securities Ownership. As of December 31, 2005, neither Mr. Cunningham nor Mr. McGarry owned shares of the Fund.

                   Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.


For the years ended December 31, 2005, 2004 and 2003, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $______, $420,628 and $1,315,131, respectively. Brokerage commission in 2004 decreased as a result of, among other factors, the lower portfolio turnover discussed above.


Commissions


For the years ended December 31, 2005, 2004 and 2003, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the year ended December 31, 2005, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. The Fund held securities of Citigroup, Inc., the parent company of Salomon Smith Barney, with an aggregate value of $______, Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, with an aggregate value of $______, Morgan Stanley, the parent company of Morgan Stanley Dean Witter, with an aggregate value of $______, J.P. Morgan Chase & Co. with an aggregate value of $______ and Goldman Sachs Group with an aggregate value of $______, in each case as of December 31, 2005.

                      Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.50, divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class
I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The
1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectuses.

The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds,
(ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

   1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)to financial institution trust departments;

(5)to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement;

(9)to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC') of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                               CDSC
--------------------                               ----
Less than 1 year..................................  5%
1 year or more but less than 2 years..............  4%
2 years or more but less than 3 years.............  3%
3 years or more but less than 4 years.............  3%
4 years or more but less than 5 years.............  2%
5 years or more but less than 6 years.............  1%
6 years or more...................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months (twelve months for Class C shares purchased through Level Load Intermediaries described below), of purchase, charges as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)in connection with (1) distributions from retirement plans qualified under
   Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
   Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age
   59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4)in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)in whole or in part, in connection with systematic withdrawals;

(6)in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7)on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8)on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally, portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or security market or for which there is no last sales price are valued at the mean of the most recent bid and asked price, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D, Class I and Class R shares are sold at NAV/(2)/. Using each Class's NAV at December 31, 2005, the maximum offering price of the Fund's shares is as follows:



Class A
   Net asset value per share........................... $
   Maximum sales charge (4.75% of offering price)......
   Offering price to public............................ $

Class B
   Net asset value and offering price per share/(2)/... $

Class C
   Net asset value per share........................... $
   Maximum sales charge (1.00% of offering price/(1)/).
   Offering price to public............................ $

Class D
   Net asset value and offering price per share/(2)/... $

Class I
   Net asset value and offering price per share........ $

Class R
   Net asset value and offering price per share/(2)/... $

--------
(1)In addition to the 1.00% front-end sales charge applicable to Class C (other than those sold through Level Load Intermediaries), are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
(2)Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares may be subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plans initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares.

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. The tax rate on net long-term capital gains for individuals is reduced generally from 20% to 15% (5% for individuals in lower tax brackets) for such gain held for more than one year and realized before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.


At December 31, 2005, the Fund had net capital loss carryforwards for federal
income tax purposes of $      , which is available for offset against future
taxable net capital gains, with $       expiring in 2009, $       expiring in
2010 and $       expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforwards.


Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year. Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Each Fund is subject to a 4% nondeductible excise tax on the under distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                                 Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 2005, 2004 and 2003 amounted to $______, $39,251 and $42,830, respectively, of which $______, $4,604 and $4,872, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the year ended
December 31, 2005, 2004 and 2003 amounted to $______, $1,350 and $9,075, respectively, none of which was retained by Seligman Advisors.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 2005:



                                       Compensation on
       Net Underwriting                Redemptions and
         Discounts and              Repurchases (CDSC on
   Commissions (Class A and     Class A, Class C, Class D and  Brokerage         Other
Class C Sales Charges Retained)   Class R Shares Retained)    Commissions Compensation (1)(2)
------------------------------- ----------------------------- ----------- -------------------
$                               $                             $           $

--------

(1)Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, prior to August 1, 2004, Seligman Advisors received payments from the Purchasers based on the value of Class B shares sold. Such payments received for the year ended December 31, 2005 are reflected in the table.
(2)During the year ended December 31, 2005, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least
(1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended December 31, 2005, were ____%, ____% and ____%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class A shares of the Fund for the ten-year period ended December 31, 2005 was ____%. Thus, a $1,000 investment in Class A shares made on December 31, 1993 had a value of $______ on December 31, 2005.


Class B


The average annual total returns for the Fund's Class B shares for the one- and five-year periods ended December 31, 2005 and for the period from April 22, 1996 (commencement of operations) through December 31, 2005, were ____%, ____% and ____%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant periods. Return from inception reflects automatic conversion to Class A shares approximately eight years after inception date. It was then assumed that at the end of the one- and five-year periods and period since inception, the entire amount was redeemed, subtracting the applicable CDSC.

The cumulative total return for the Fund's Class B shares for the period from April 22, 1996 (commencement of operations) through December 31, 2005 was ____%. Thus, a $1,000 investment in Class B shares made on April 22, 1996 had a value of $______ on December 31, 2005.


Class C


The average annual total return for the Fund's Class C shares for the one- and five-year period ended December 31, 2005 and the period from May 27, 1999 (commencement of operations) through December 31, 2005 were ____%, ____% and ____%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one-year period and the period since inception, that the entire amount was redeemed, subtracting the 1% CDSC.

The cumulative total return for Class C shares of the Fund from the period May 27, 1999 (commencement of operations of Class C shares) through December 31, 2005 was ____%. Thus, a $1,000 investment in Class C shares on May 27, 1999 had a value of $______ on December 31, 2005.


Class D


The average annual total returns for the Fund's Class D shares for the one-, five- and ten-year periods ended December 31, 2005, were ____%, ____% and ____%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, that the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the ten-year period ended December 31, 2005 was ____%. Thus, a $1,000 investment in Class D shares made on December 31, 1995 had a value of $______ on December 31, 2005.


Class I


The average total returns for the Fund's Class I shares for the one-year period ended December 31, 2005 and for the period from November 30, 2001 (commencement of operations) through December 31, 2005 were ____% and ____%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one-year period and the period since inception, that the entire amount was redeemed.

The cumulative total return for the Fund's Class I shares for the period from November 30, 2001 (commencement of operations) through December 31, 2005, was ____%. Thus, a $1,000 investment in Class I shares made on November 30, 2001 had a value of $______ on December 31, 2005.


Class R


The average annual total return for the Fund's Class R shares for the one-year period ended December 31, 2005 and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2005 was ____% and ____%, respectively. The cumulative total return for the Funds' Class R shares for the period April 30, 2003 (commencement of offering of Class R shares) through December 31, 2005, was ____%. Thus, a $1,000 investment in Class R shares made on April 30, 2003 had a value of $______ on December 31, 2005.


The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fees, approved by shareholders beginning on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                             Financial Statements


The Annual Report to Shareholders for the year ended December 31, 2005, contains a portfolio of the investments of the Fund as of December 31, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                              General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

PART C. OTHER INFORMATION


Item 23. Exhibits.
-------  ---------
         All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.

(a) Articles Supplementary (Incorporated by reference to Registrant's Post-Effective Amendment No. 85 filed on April 29, 2003.)

(a)(1) Articles of Amendment and Articles Supplementary to Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(b)      *Amended and Restated By-laws of Registrant.

(c) Specimen Stock Certificate of Class B Capital Stock. (Incorporated by reference to Form SE filed on behalf of the Registrant on April 16, 1996.)

(c)(1) Specimen Stock Certificate of Class D Capital Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 71 filed on April 23, 1993.)

(d) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 74 filed on April 19, 1996.)

(e) Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1) Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3) Form of Amended Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. (Incorporated by reference to
         Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Common Stock Fund. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

PART C. OTHER INFORMATION continued


 (g) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

 (h)    Not applicable.

 (i) Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

 (i)(1) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 82 filed on November 30, 2001.)

 (i)(2) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 79 filed on May 28, 1999.)

 (i)(3) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

 (j)    *Consent of Independent Registered Public Accounting Firm.

 (k)    Not applicable.

 (l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 85 filed on April 29, 2003.)

 (l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 82 filed on November 30, 2001.)

 (l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 79 filed on May 28, 1999.)

 (l)(3) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

 (l)(4) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D Shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

 (m) Form of Amended Administration, Shareholder Services and Distribution Plan. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

 (m)(1) Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

 (m)(2) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit
        (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

 (m)(3) Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc.
        (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

PART C. OTHER INFORMATION continued


  (m)(4) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

  (m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit
           (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

  (m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

  (m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit
           (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

  (m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

  (m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

  (n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

  (p) Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates.
           (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

  (Other Exhibits)

              (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 81 filed on April 27, 2001.)

              (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

  Item 24. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp. ("SDC"), a New York corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $22,506.

  Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 23(a)(1) to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997 and Article Tenth of Registrant's Amended and Restated By-laws, which will be filed by amendment.

PART C. OTHER INFORMATION continued


         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past fiscal two years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828), which was filed on January 30, 2006.

Item 27. Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                            Seligman Advisors, Inc.
                            As of February 6, 2006


 (1)                               (2)                          (3)
 Name and Principal    Positions and Offices with      Positions and Offices
 Business Address              Underwriter                with Registrant
 ------------------   ------------------------------ -------------------------
 William C. Morris*   Chairman of the Board and      Chairman of the Board
                      Director
 Brian T. Zino*       Director                       President, Director and
                                                     Chief Executive Officer
 David F. Stein*      Director                       None
 Rodney G.D. Smith*   Director                       None
 Charles W. Kadlec*   President and Director         None
 Richard M. Potocki*  Managing Director, Director    None
                      of Sales
 Jonathan G. Evans*   Managing Director, Sales       None
 Bruce M. Tuckey*     Managing Director, Sales       None
 Andrew S. Veasy*     Managing Director, Sales       None
 Thomas G. Rose*      Senior Vice President, Finance Vice President
 James R. Besher*     Senior Vice President,         None
                      Regional
                      Sales Director
 Gerald I. Cetrulo,   Senior Vice President, Sales   None
   III*

                            Seligman Advisors, Inc.
                            As of February 6, 2006


(1)                                         (2)                             (3)
Name and Principal                 Positions and Offices           Positions and Offices
Business Address                     with Underwriter                 with Registrant
------------------        ---------------------------------------- ---------------------
Arthur A. Condron*        Senior Vice President, Offshore                  None
                          Sales and Administration
Jeffrey S. Dean*          Senior Vice President, Director of               None
                          Operations and Business Planning
Kenneth J. Dougherty*     Senior Vice President, Sales                     None
T. Wayne Knowles*         Senior Vice President, Divisional                None
                          Sales Director
Michelle L. McCann-Rappa* Senior Vice President, Director                  None
                          of Marketing
Ronald W. Pond*           Senior Vice President, Divisional                None
                          Sales Director
Thomas P. Parnell*        Senior Vice President, Sales
J. Jeffery Rold*          Senior Vice President, Divisional                None
                          Sales Director
Jeffery C. Pleet*         Senior Vice President, Regional                  None
                          Retirement Plans Manager
James C. Taylor*          Senior Vice President, Sales                     None
Mason S. Flinn*           Senior Vice President, National Sales            None
                          Manager of Retirement Plans
Judith L. Lyon*           Senior Vice President, Sales                     None
Joseph J. Williams, Jr.*  Senior Vice President, Sales                     None
John H. Perucki*          Senior Vice President, Regional Sales            None
Marcie L. Blanco*         Vice President, Retirement Plans Manager         None
Matthew K. Scott*         Vice President, Retirement Plans Manager         None
Daniel R. Molloy*         Vice President, Retirement Plans Manager         None
Emily H. Calcagno*        Vice President, National Accounts                None
Nicole C. Grogan*         Vice President, Manager, Sales                   None
                          Administration and Planning
                          Managed Money
Peter J. Campagna*        Vice President, Portfolio Advisory,              None
                          Managed Money
Dina L. Cutrone*          Vice President, Retirement Marketing             None
Helen Delman*             Vice President, Product Manager                  None
Matthew Witschel*         Vice President, Manager of Internal              None
                          Sales
Steven J. Ralff*          Vice President, Product Manager                  None
Paula A. Smith*           Senior Vice President, Product Manager           None
John T. Szwed*            Vice President, Product Manager                  None
Gary A. Terpening*        Vice President, Director of Business             None
                          Development
Edward W. Urban*          Vice President, Product Manager                  None

                            Seligman Advisors, Inc.
                            As of February 6, 2006


  (1)                                  (2)                        (3)
  Name and Principal          Positions and Offices      Positions and Offices
  Business Address              with Underwriter            with Registrant
  ------------------      ------------------------------ ---------------------
  William DeSanto*        Senior Vice President,
                          Director of                     None
                          Product Management
  Sean C. Hausman*        Vice President, Regional Sales  None
  Brian C. Kelleher*      Vice President, Regional Sales  None
  Michael Loftus*         Vice President, Regional Sales  None
  John Kielmeyer*         Vice President, Regional Sales  None
  Jennifer Danzi*         Vice President, Regional Sales  None
  Frank J. Nasta*         Corporate Secretary             Secretary
  Paul B. Goucher*        Assistant Corporate Secretary   None
  Jennifer G. Muzzey*     Assistant Corporate Secretary   None
  Albert A. Pisano*       Senior Vice President, Chief    None
                          Compliance Officer
  Katherine J. Shetler*   Vice President and Treasurer    None
  Julie S. Rosenberg*     Assistant Treasurer             None
  Lawrence P. Vogel*      Assistant Treasurer             Vice President and
                                                          Treasurer
  Richard C. Dluzniewski* Assistant Treasurer             None
  Jennie Haluska*         Assistant Treasurer             None
  Sandra G. Stephens*     Assistant Vice President,
                          Order Desk                      None
  Keith R. Landry*        Vice President, Manager,
                          Order Desk                      None
  Karen Billias*          Vice President, Retirement      None
                          Consultant, Desk Manager
  Seth J. Barron*         Assistant Vice President,
                          Wealth                          None
                          Management Services
  Michael J. Ferry*       Vice President, Regional
                          Retirement                      None
                          Plans Manager
  Lisa M. MacDonald*      Assistant Vice President,
                          Sales                           None
                          Administration and Planning
  Oscar Lagos*            Assistant Vice President,
                          Operations                      None

--------
* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)    Not applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:
         (1) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder servicing agent, who maintains shareholder records for the Registrant.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 88 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2006.

                                              SELIGMAN COMMON STOCK FUND,
                                              INC.

                                              By: /s/ Brian T. Zino
                                                  -----------------------------
                                                  Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 88 has been signed below by the following persons in the capacities indicated on February 28, 2006.

          Signature                                 Title
          ---------                                 -----
/s/ Brian T. Zino                  Director, President and Chief Executive
-----------------------------      Officer
Brian T. Zino                      (Principal Executive Officer)
/s/ William C. Morris
-----------------------------      Chairman of the Board and Director
William C. Morris
/s/ Lawrence P. Vogel
-----------------------------      Treasurer (Principal Financial and
Lawrence P. Vogel                  Accounting Officer)

John R. Galvin, Director       )
Alice S. Ilchman, Director     )
Frank A. McPherson, Director   )
Betsy S. Michel, Director      )
Leroy C. Richie, Director          /s/ Brian T. Zino
                               )   ---------------------------------------
Robert L. Shafer, Director     )   Brian T. Zino, Attorney-in-Fact
James N. Whitson, Director     )

                       SELIGMAN COMMON STOCK FUND, INC.
                    Post-Effective Amendment No. 88 to the
                      Registration Statement on Form N-1A

                                 EXHIBIT INDEX

All Exhibits listed above have been previously filed and are incorporated herein by reference, except the Exhibits listed below, which will be filed by amendment.

Form N-1A Item No.                       Description
------------------                       -----------
Item 23(b)                               Amended and Restated By-laws of the
                                         Registrant.

Item 23(j)                               Consent of Independent Registered
                                         Public Accounting Firm.